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                      Supplement dated September 2, 1997
             to Prospectus and Statement of Additional Information
                            Dated November 1, 1996
                            The Legends Fund, Inc.

The Prospectus and Statement of Additional Information are hereby amended as follows:

     On September 2, 1997, the name of the Dreman Value Portfolio was changed to the Zurich Kemper Value Portfolio (the "Portfolio"). This was done to reflect the name change of the Portfolio's Sub-Adviser from Dreman Value Advisors, Inc. to Zurich Kemper Value Advisors, Inc. All references to the Dreman Value Portfolio and Dreman Value Advisors, Inc. in the Prospectus and Statement of Additional Information are hereby revised accordingly. Notwithstanding the name changes, persons responsible for the day-to-day management of the Portfolio remain the same.

This Supplement modifies the Prospectus and Statement of Additional Information and should be read and retained.